                                                                 EXHIBIT 10.11.6

                              SEVENTH AMENDMENT TO
                              --------------------

                              EMPLOYMENT AGREEMENT
                              --------------------

      This Seventh Amendment to Employment Agreement (the "Seventh Amendment") is made and entered into as of March 28, 2001, by and between KENNEDY-WILSON, INC., a Delaware corporation with its principal office located in Beverly Hills, California (the "Company"), and Freeman A. Lyle, Jr., an individual ("Employee").

                                    RECITALS
                                    --------

      WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of April 1, 1996, and amended April 1, 1997, April 1, 1998, April 1, 1999, April 1, 2000, and January 1, 2001 ("Agreement"), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

      WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Term of Employment.

                             AMENDMENT TO AGREEMENT
                             ----------------------

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of March 28, 2001 as follows:

      1. The term of this Agreement is extended to December 31, 2002. Therefore, Section 2 of the Agreement is amended such that the termination date of "December 31, 2001" is deleted and the termination date of "December 31, 2002" is inserted in lieu thereof.

      2. Section 4 (iii) is deleted in its entirety and the following is added in lieu thereof:

            Section 4 (iii) A one time signing bonus of $250,000, shall be paid to Employee, $150,000, to be paid upon execution of this Amendment and $100,000. to be paid no later than 12-15-01.

Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.

      IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the date first above written.

"COMPANY"                                       "EMPLOYEE"
Kennedy-Wilson Inc.
a Delaware corporation


By: /s/ William J. McMorrow                     /s/ Freeman A. Lyle, Jr.
    -----------------------                     ------------------------
    William J. McMorrow                         Freeman A. Lyle, Jr.
    Its Chief Executive Officer
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                           MEMORANDUM OF UNDERSTANDING

The following is set forth to memorialize Employee's agreement to defer $100,000, of the $250,000. signing bonus that was earned and payable on March 28, 2001 at the execution of the Seventh Amendment to his Employment Agreement.

Based on the Employee's agreement to defer payment of $100,000. the Company hereby guarantees payment of $100,000. to be made on December 17, 2001.

For the Company:                                Employee:


/s/ William J. McMorrow                         /s/ Freeman Lyle
-----------------------                         ------------------------
William J. McMorrow                             Freeman Lyle
Chairman, CEO